Exhibit 99.1

Notwithstanding anything herein to the contrary, the Second-Lien Obligations (as defined in the Subordination Agreement defined below) and the lien and security interest granted to the Agent pursuant to the Existing Loan Agreement (defined below) and the exercise of certain rights and remedies by the Agent hereunder and under the Existing Loan Agreement are subordinated and subject to the provisions of that certain Subordination Agreement, dated as of October 20, 2013 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Subordination Agreement”), among KiOR, Inc., the other Grantors from time to time party thereto, Khosla Ventures III LP, in its capacity as the initial First-Lien Agent, and 1538731 Alberta Ltd., in its capacity as the initial Second-Lien Agent thereunder. In the event of any conflict between the terms of the Subordination Agreement and the Existing Loan Agreement, the terms of the Subordination Agreement shall govern and control.

AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made and dated as of October 21, 2013, and is entered into by and among KIOR, INC., a Delaware corporation (the “Company”, and together with each other Subsidiary that is a party to the Original Loan Agreement (defined below) or becomes a party to the Loan Agreement as a Borrower after the date hereof in accordance with the terms hereof, collectively, the “Borrowers”, and each a “Borrower”), and 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee (together with each other Person that becomes a party to the Loan Agreement as a Lender after the date hereof in accordance with the terms of the Loan Agreement, collectively, the “Lenders”, and each a “Lender”), and 1538731 ALBERTA LTD., as agent for the Lenders (in such capacity, “Agent”).

RECITALS

A. The Borrowers, the Agent, 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee, are parties to that certain Loan and Security Agreement, dated as of January 26, 2012 (the “Original Loan Agreement”), pursuant to which 1538731 ALBERTA LTD., 1538716 ALBERTA LTD. and Vinod Khosla, as trustee of the KFT Trust, Vinod Khosla, Trustee (“KFT Trust”), made term loans to the Borrowers in an aggregate principal amount of Seventy-Five Million Dollars ($75,000,000);

B. The parties entered into Amendment No. 1 to Loan Agreement dated as of March 17, 2013 (the Original Loan Agreement, as amended by Amendment No. 1 to Loan Agreement, the “Existing Loan Agreement”) pursuant to which certain amendments were made, including provision for additional term loans to be made by KFT Trust to the Borrower in the principal amount of up to Fifty Million Dollars ($50,000,000);

C. On and after March 17, 2013 and before the date hereof, KFT Trust made additional term loans to the Borrower in the aggregate principal amount of Fifty Million Dollars ($50,000,000);

D. The Borrowers have requested that the Agent and the Lenders agree to modify the Existing Loan Agreement to provide for certain modifications to the requirements with respect to additional project financing and for certain other matters; and

E. The Agent and the Lenders are willing to make such modifications on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrowers, Agent and Lenders agree as follows:

Section 1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Existing Loan Agreement. The Existing Loan Agreement, as amended by this Amendment, shall be referred to herein as the “Loan Agreement.”

Section 2. Amendments to Existing Loan Agreement.

2.1 All references in the Loan Documents to “Natchez Facility” shall be changed to “Facility.”

2.2 All references in the Loan Documents to “Natchez Debt Financing” shall be changed to “High Yield Debt Financing.”

2.3 All references in the Loan Documents to “Natchez Financing” shall be changed to “Project Financing.”

2.4 All references in the Loan Documents to “Natchez Financing Amount” shall be changed to “Project Financing Amount.”

2.5 The definition of “High Yield Debt Financing” is hereby amended by deleting it in its entirety and replacing it with the following:

“ “High Yield Debt Financing” means one or more high yield debt financing transactions consummated by the Company; provided that in order for any such High Yield Debt Financing to be included for purposes of meeting the requirements of the Project Financing set forth herein, such High Yield Debt Financing must meet the following criteria: (i) the High Yield Debt Financing must have an aggregate initial principal amount of not less than $250 million (excluding the Aggregate Conversion Amount payable to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and any other Lender (other than KFT Trust), (ii) is issued, at the sole discretion of the Borrower, in either (x) an offering registered under the Securities Act, or (y) a private placement transaction exempt from registration under the Securities Act, in which the Indebtedness is made available for immediate resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act, (iii) to the extent such High Yield Debt Financing provides for the payment of paid-in-kind interest payments (whether at the election of the Borrowers or otherwise), prohibits the payment of paid-in-kind interest on any date following the date which is the second anniversary of the date on which the High Yield Debt Financing is initially issued, (iv) provides that upon a “change of control” transaction (as such term, or substantially similar term, shall be defined in the documents governing such High Yield Debt Financing), the Borrower must offer to repurchase in cash such High Yield Debt Financing (including any paid-in-kind interest previously paid) at a price of par plus 1 percent, and (v) is either (A) initially purchased by a nationally recognized underwriter (or by a syndicate of underwriters in which the lead manager is nationally recognized) pursuant to an agreement in which such underwriter agrees, among other things, subject to customary terms and conditions, to use commercially reasonable efforts to make a market for trading in the Indebtedness or (B) led by a nationally recognized private placement agent or book runner.

2.6 The definition of “Project Financing” is hereby amended by deleting it in its entirety and replacing it with the following:

““Project Financing” means one or more financings in which the Borrower or its Subsidiaries receives minimum aggregate net cash proceeds in the Project Financing Amount (such Project Financing Amount to be calculated (i) including, without limitation, to the extent applicable, (w) the net cash proceeds of the High Yield Debt Financing (for the avoidance of doubt, excluding any paid in kind interest), (x) the net cash proceeds of the Qualified Debt Offering (for the avoidance of doubt, excluding any paid in kind interest and excluding the net cash proceeds of any term loans made by KFT Trust hereunder from and after the First Amendment Effective Date), and (z) the net cash proceeds of any equity financings of the Borrower or its Subsidiaries (other than any debt securities that are convertible into equity unless (I) for the avoidance of doubt, such debt securities constitute a Qualified Debt Offering, or (II) such debt is subordinated to the Secured Obligations on terms reasonably acceptable to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and the High Yield Debt Financing), and (ii) excluding (x) the Aggregate Conversion Amount owed to 1538731 ALBERTA LTD., 1538716 ALBERTA LTD and any other Lender (other than KFT Trust) which shall be mandatorily converted in accordance with Section 2.10 hereof, and (y) the Aggregate Conversion Amount owed to KFT Trust with respect to term loans made by KFT Trust to the Borrower prior to the First Amendment Effective Date, which shall be mandatorily converted in accordance with Section 2.11(b) hereof).”

2.7 The definition of “Project Financing Amount” is hereby amended by deleting it in its entirety and replacing it with the following:

“ “Project Financing Amount” means Four Hundred Million Dollars.”

2.8 The definition of Permitted Indebtedness is hereby amended by deleting clause (vii) thereof and replacing it with the following:

“(vii) reimbursement obligations in connection with letters of credit and credit cards issued on behalf of the Company or a Subsidiary thereof in an amount not to exceed $1,000,000 at any time outstanding;”

2.9 The definition of Permitted Investments is hereby amended by deleting clause (iv) and replacing it with the following:

“(iv) Investments consisting of guarantees of the obligations of any Borrower to the extent such obligations are otherwise permitted hereunder;”

2.10 The definition of Permitted Liens is hereby amended by deleting clause (xi) and replacing it with the following:

“(xi) Liens on insurance policies and proceeds thereof (including money that is or may become due to the insured, any unearned premiums, any dividends which may become due and any interests arising under a state guarantee fund) securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance policies or proceeds and not to any other property or assets);”

Section 3. Conditions to Effectiveness of Amendment. This Amendment shall be deemed effective immediately upon the occurrence of the following:

(a) this Amendment shall have been executed and delivered by the parties hereto; and

(b) after giving effect to this Amendment, the representations and warranties herein and in the Existing Loan Agreement shall be true, correct, and complete in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

Section 4. Authority. Each Borrower represents and warrants that it has the requisite corporate or limited liability company power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate or limited liability company action of the Borrower, have received all necessary governmental approval, if any, and do not contravene any law or any material contractual restriction binding on any Borrower.

Section 5. Ratification; Reference and Effect on Loan Documents; Integration. The Existing Loan Agreement, as amended hereby, and the other Loan Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect. All references in the Existing Loan Agreement, any other Loan Document or any agreement or instrument related to the Existing Loan Agreement to “the Loan Agreement”, “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Original Loan Agreement, shall hereafter refer to the Existing Loan Agreement as amended by this Amendment. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Amendment and the Existing Loan Agreement shall hereafter be read and construed together as a single document, and together incorporate all negotiations of the parties hereto with respect to the subject matter hereof and are the final expression and agreement of the parties hereto with respect to the subject matter hereof. To the extent any terms or provisions of this Amendment conflict with those of the Existing Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

Section 6. Waiver of Compliance with Registration. Each of the Lenders hereby waives the Company’s compliance, solely from the original date of issuance of the warrants and shares described below until and through six (6) months from the date hereof, with any requirement to register the Warrant Agreements, the Additional Warrant Agreements, the Post-First Amendment Additional Warrant Agreements, the ATM Warrant Agreements and all shares of Class A Common Stock issued or issuable upon exercise thereof on Form S-3, as well as any liquidated damages owed to the Lenders as a result of such failure, prior to the date hereof, to register the above-referenced warrants and shares on Form S-3.

Section 7. No Defaults. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby acknowledges and agrees that no Event of Default has occurred and is continuing after giving effect to this Amendment.

Section 8. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 9. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

Section 10. Release. Effective on the effective date of this Amendment No. 2, each Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges each Lender, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom any Lender would be liable if such persons or entities were found to be liable to a Borrower (each a “Releasee” and collectively, the “Releasees”), from any and all past, present or future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforseen, liquidated or unliquidated, suspected or unsuspected, which such Borrower ever had from the beginning of the world to the date hereof, now has, or might hereafter have against any such Releasee, in each case for actions, omissions, or events occurring on or before the date hereof which relates, directly or indirectly to the Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee with respect to the Loan Agreement or any other Loan Document, or to the lender-borrower relationship evidenced by the Loan Documents.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

Section 12. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

(SIGNATURES TO FOLLOW)

IN WITNESS WHEREOF, Borrowers, Agent and Lenders have duly executed and delivered this Amendment as of the day and year first above written.

KIOR, INC.,
a Delaware corporation

Signature:	/s/ Fred Cannon

Print Name:	Fred Cannon

Title:	President and Chief Executive Officer

KIOR COLUMBUS, LLC, a Delaware limited liability company

Signature:	/s/ Fred Cannon

Print Name:	Fred Cannon

Title:	President and Chief Executive Officer

1538731 ALBERTA LTD., as Agent and as a Lender

Signature:	/s/ Jagdeep Bachher

Print Name:	Jagdeep Bachher

Title:	EVP

1538716 ALBERTA LTD., as a Lender

Signature:	/s/ Jagdeep Bachher

Print Name:	Jagdeep Bachher

Title:	EVP

KFT TRUST, VINOD KHOSLA, TRUSTEE, as a Lender

Signature:	/s/ Vinod Khosla

Print Name:	Vinod Khosla

Title:	Trustee